UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 26, 2019

J.W. Mays, Inc.
(Exact name of registrant as specified in its charter)

New York	1-3647	11-1059070
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9 Bond Street, Brooklyn, New York	11201-5805
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(718) 624-7400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting of Shareholders was held on November 26, 2019.

(b)	The shareholders elected all of the Company’s nominees for directors and ratified the appointment of D’Arcangelo & Co., LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2020.

A. Fixing Number of Directors at seven:

For:	1,218,427
Against:	1,594
Abstain:	586

B. Election of Directors:

Name	Shares For	Shares Withheld	Non-Votes
Robert L. Ecker	1,185,113	35,494	643,408
Mark S. Greenblatt	1,185,304	35,303	643,408
Steven Gurney-Goldman	1,217,694	2,913	643,408
John J. Pearl	1,185,112	35,495	643,408
Dean L. Ryder	1,185,113	35,494	643,408
Jack Schwartz	1,184,329	36,278	643,408
Lloyd J. Shulman	1,185,303	35,304	643,408

C. Ratification of D’Arcangelo & Co., LLP:

For:	1,861,717
Against:	2,232
Abstain:	66

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.W. MAYS, INC.
(Registrant)

Dated:	November 27, 2019	By: Mark Greenblatt
Mark Greenblatt
Vice President
Principal Financial Officer